                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, For Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                GLOBALNET, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                GLOBALNET, INC.
                            1919 S. HIGHLAND AVENUE
                                  SUITE 125 D
                            LOMBARD, ILLINOIS 60148

                                                              September 11, 2001

Dear GlobalNet, Inc. Stockholder:


     On behalf of the Board of Directors and management of your company, I cordially invite you to attend our 2001 Annual Meeting of Stockholders (the "Annual Meeting") of GlobalNet, Inc. (the "Company") on Monday, October 29, 2001 at 1:00 p.m., Central Standard Time, at The DuPage Club, located at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181. I look forward to greeting those of you who are able to attend this first meeting of stockholders of GlobalNet, Inc.


     Please vote on all matters listed in the enclosed Notice of Annual Meeting of Stockholders (the "Notice"). Your Board of Directors recommends a vote "FOR" the proposals listed as items 1 and 2 in the Notice and described in the enclosed Proxy Statement.

     The Board of Directors has fixed the close of business on September 4, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     I hope that you will be able to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign and promptly return the enclosed proxy card in the return postage paid envelope provided. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

     I urge you to attend the Annual Meeting to give us an opportunity to meet you personally and to answer any questions you may have.

     I look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Robert J. Donahue
                                          --------------------------------------
                                          Robert J. Donahue
                                          Chairman of the Board and
                                          Chief Executive Officer

 YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
           ANNUAL MEETING. PLEASE PROMPTLY SUBMIT YOUR PROXY BY MAIL.

                                GLOBALNET, INC.

                            1919 S. HIGHLAND AVENUE

                                  SUITE 125 D
                            LOMBARD, ILLINOIS 60148

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 29, 2001

To the Stockholders of
GLOBALNET, INC.

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of GLOBALNET, INC. (the "Company") will be held at The DuPage Club, located at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181 on Monday, October 29, 2001 at 1:00 p.m., Central Standard Time, and at any adjournments or postponements thereof for the following purposes:

          1. To elect seven (7) Directors to serve until the 2002 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

          2. To act upon a proposal authorizing the adoption of the GlobalNet 2001 Incentive Plan, as set forth in Appendix A;

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on September 4, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ COLUM P. DONAHUE
                                          --------------------------------------
                                          Colum P. Donahue
                                          Secretary

Dated: September 11, 2001

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ASSURE THE REPRESENTATION OF YOUR SHARES. YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF A FOLLOW-UP MAILING.

                                GLOBALNET, INC.

                            1919 S. HIGHLAND AVENUE


                                  SUITE 125 D


                            LOMBARD, ILLINOIS 60148

                                 (630) 652-1300
                            ------------------------

                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 29, 2001

                            ------------------------

     The Board of Directors of GlobalNet, Inc. ("GlobalNet" or the "Company") solicits your proxy for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, October 29, 2001 at 1:00 p.m., Central Standard Time at The DuPage Club, located at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed on or about September 11, 2001. Following this mailing, certain officers and employees of the Company may solicit proxies by mail, telephone, telecopy or in person, without additional compensation. In addition, the Company may engage Stocktrans Inc. to assist in this proxy solicitation for a fee of approximately $5,000 plus expenses. Upon request, the Company will reimburse brokers and other persons holding shares for others for their expenses in forwarding copies of the proxy soliciting material to the beneficial owners of such shares. All costs of solicitation will be paid by the Company.


     The shares held by each person giving a properly executed proxy in the accompanying form will be voted at the meeting in accordance with any instructions specified in the proxy. If no instructions are specified, the shares will be voted "FOR" the election of the seven (7) nominees to serve as Directors for a term expiring at the 2002 Annual Meeting of Stockholders and until their successors shall have been elected, and "FOR" the proposal to adopt the GlobalNet 2001 Incentive Plan as set forth in Appendix A. A proxy may be revoked by the person giving it any time before its exercise by sending a written notice of such revocation or a later-dated proxy to the Secretary of the Company at the above address or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.



     Only stockholders of record at the close of business on September 4, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 32,304,019 shares of Common Stock, $.001 par value per share ("Common Stock"), were outstanding and held of record by stockholders. Stockholders are entitled to one non-cumulative vote for each share of Common Stock held.


     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote. Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote.

     Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership in Common Stock as of the close of business on September 4, 2001, the record date for voting. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

     Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the NASDAQ, a member broker who holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner.


     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. Abstentions, therefore, will have the effect of negative votes with respect to any matter presented at the Annual Meeting, while "broker non-votes" will have no effect on any matter presented. If authority to vote for the nominee is withheld on a proxy card, no vote will be cast with respect to the share as represented thereby and the outcome of the election will not be affected.

     The Annual Report on Form 10-K/A-1 for the fiscal year ended December 31, 2000, including financial statements, accompanies this Proxy Statement.

     The principal executive offices of the Company are located at 1919 S. Highland Avenue, Suite 125 D, Lombard, Illinois 60148; the Company's telephone number is (630) 652-1300.


INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors of the Company has selected KPMG LLP as independent accountants of the Company for the fiscal year ending December 31, 2001. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by KPMG LLP consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

  Fees billed to the Company by KPMG LLP during 2000

     - Audit Fees

     Audit fees billed to the Company by KPMG LLP during 2000 for audit of the Company's annual financial statements and review of those financial statements in the Company's quarterly reports on form 10-Q and those financial statements relating to the "reverse merger" between Rich Earth, Inc. and GlobalNet International, Inc. totaled $400,325.

     - All Other Fees

     Fees billed to the Company by KPMG LLP during 2000 for all other non-audit services rendered to the Company, including financial due diligence and tax-related services, totaled $132,507.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The securities entitled to vote at the meeting are the Company's Common Stock, $.001 par value. There were 32,304,019 shares of Common Stock outstanding on the Record Date. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. Voting of the shares of Common Stock is on a non-cumulative basis.



     The following table sets forth information concerning the beneficial ownership of Common Stock by each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, the directors of the Company, the executive officers named in the Summary Compensation table included elsewhere herein and all directors and executive officers as a group. Such information is given as of the Record Date. At that date, there were 32,304,019 shares of Common Stock issued and outstanding. According to rules adopted by the Securities and Exchange Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote such securities or to direct their investment. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned. An asterisk in the Percent of Common Stock Outstanding column indicates beneficial ownership of less than 1% of the outstanding Common Stock.


                                                                 SHARES       PERCENTAGE OF
                                                              BENEFICIALLY     COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                          OWNED        OUTSTANDING(2)
---------------------------------------                       ------------    --------------
Robert J. Donahue...........................................    8,237,748          25.5%[1][12]
Colum P. Donahue............................................    2,201,240           6.8%[2][12]
Daniel M. Wickersham........................................      425,000           1.3%[3][12]
Pere Valles.................................................      425,000           1.3%[4][12]
Paul Fritz..................................................    1,308,846           4.1%[5][12]
Carmine F. Adimando.........................................      175,000             *[6][12]
Jonathan S. Greenhill.......................................       45,000             *[7][12]
Richard E. Wilson...........................................           --             *[8][12]
Philip R. Zimmermann........................................           --             *[9][12]
Fred Bigney.................................................      125,000             *[10][12]
All Directors and Named Executive Officers as a Group (10
  persons in number)........................................   12,942,834          40.1%
Crescent International, Ltd 84 Avenue Louis-Casai 1216
  Geneva, Cointrin Switzerland..............................    3,164,279           9.8%[11]


---------------
  *  LESS THAN ONE PERCENT.


 [1] Includes 75,000 shares of restricted Common Stock granted on December 28,
     2000 with the following vesting schedule: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003. Additionally, on May 15, 2000, Mr. Donahue was granted 250,000 options to purchase shares of Common Stock at $8.00 per share. The options have the following vesting schedule: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.



 [2] Includes 75,000 shares of restricted Common Stock granted on December 28,
     2000 with the following vesting schedule: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003. Additionally, on May 15, 2000, Mr. Donahue was granted 200,000 options to purchase shares of Common Stock at $8.00 per share. The options have the following vesting schedule: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.



 [3] Includes 425,000 shares of restricted Common Stock (375,000 shares granted on May 15, 2000 and 50,000 shares granted on December 28, 2000) with the following vesting schedule: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003. Additionally, on May 15, 2000, Mr. Wickersham was granted 225,000 options to purchase shares of Common Stock at $8.00 per share. The options have the following vesting schedule: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.



 [4] Includes 425,000 shares of restricted Common Stock granted on December 28,
     2000 with the following vesting schedule: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003. Additionally, on December 28, 2000, Mr. Valles was granted 150,000 options to purchase shares of Common Stock at $0.75 per share. The options have the following vesting schedule: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.



 [5] In addition to shares shown above, on September 14, 2000, Mr. Fritz was granted 100,000 options to purchase shares of Common Stock at $16.00 per share as compensation for serving as a Director. The options vest on September 14, 2002.

 [6] In addition to shares shown above, on September 14, 2000, Mr. Adimando was granted 100,000 options to purchase shares of Common Stock at $16.00 per share as compensation for serving as a Director. The options vest on September 14, 2002.



 [7] In addition to shares shown above, on September 14, 2000, Mr. Greenhill was granted 100,000 options to purchase shares of Common Stock at $16.00 per share as compensation for serving as a Director. The options vest on September 14, 2002.



 [8] On September 14, 2000, Mr. Wilson was granted 100,000 options to purchase shares of Common Stock at $16.00 per share as compensation for serving as a Director. The options vest on September 14, 2002.



 [9] On September 14, 2000, Mr. Zimmermann was granted 100,000 options to purchase shares of Common Stock at $16.00 per share as compensation for serving as a Director, and 50,000 options to purchase shares of Common Stock at $12.00 per share for consulting work. The options that Mr. Zimmermann received as a Director vest on September 14, 2002. The options for the consulting work have the following vesting schedule: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.



[10] Includes 125,000 shares of restricted Common Stock (100,000 shares granted on May 15, 2000 and 25,000 shares granted on December 28, 2000) with the following vesting schedule: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003. Additionally, on May 15, 2000, Mr. Bigney was granted 100,000 options to purchase shares of Common Stock at $8.00 per share. The options have the following vesting schedule: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.



[11] Based upon a Schedule 13-G filed by Crescent International on April 17,
     2001, such information includes (i) 500,000 shares of Common Stock purchased in the private placement that the Company effected on February 19, 2001, (ii) 365,428 shares of Common Stock purchased on April 9, 2001, and (iii) 2,364,066 shares of Common Stock that could result from the conversion of the $2,000,000 note that Crescent International purchased on April 9, 2001. Crescent International could potentially convert the note at a 6% premium on the average closing bid prices for the ten days preceding June 8, 2001 (i.e., approximately $0.8460). In the calculation of Crescent International's ownership percentage, we included the 2,298,851 shares that would result from the conversion of the note in total shares outstanding.



[12] The business address for Messrs. R. Donahue, C. Donahue, Wickersham,
     Valles, Fritz, Adimando, Greenhill, Wilson, Zimmermann, and Bigney is c/o GlobalNet, Inc., 1919 S. Highland Avenue, Suite 125 D, Lombard, Illinois 60148.


                       PROPOSAL I. ELECTION OF DIRECTORS


GENERAL


     The Company's Certificate of Incorporation, as amended, provides that the Board of Directors may be comprised of one to fifteen directors, as determined from time to time by the then existing Board of Directors. The By-Laws of the Company provide that the number of directors comprising the Board shall be fixed from time to time by resolution of the Board. On August 30, 2001, the Board of Directors adopted the Amended and Restated By-Laws providing that effective as of the Company's 2001 Annual Meeting of Stockholders, the number of directors shall be seven (7) in number. The following seven individuals, all incumbent directors, have been nominated to serve as directors of the Company, to serve until the 2002 Annual Meeting of Stockholders and until their successors have been elected and qualified:

NAME                                                            AGE
----                                                            ---
Robert J. Donahue...........................................    61
Daniel M. Wickersham........................................    55
Pere Valles.................................................    30
Colum P. Donahue............................................    27
Richard E. Wilson...........................................    58
Paul Fritz..................................................    59
Carmine Adimando............................................    57

All Officers are also Directors and serve at the discretion of the Board of Directors. None of the Officers or Directors are related to each other, except for Colum P. Donahue who is the son of Robert J. Donahue.


     Set forth below is the principal occupation of, and certain information regarding, the seven (7) nominees:


     Robert J. Donahue. Mr. Donahue founded GlobalNet in 1996, and has been serving as Chairman and Chief Executive Officer since that time. His career began in 1961 in the defense unit of GTE Automatic Electric, where he was introduced to various aspects of telecommunications. In 1977, Mr. Donahue became Vice President of United Telephone. That same year, he founded Donahue Telecom Associates, Inc. and his experience in the international telecommunications arena began. That enterprise provided customized telecom consulting services to major multinational corporations. In 1986, Mr. Donahue founded Standard Telecom, Inc., which served as a major rebiller for telecommunications giants including Sprint and AT&T, and was one of the original fifteen charter members of the TRA. In 1995, Mr. Donahue founded DTA Communications Networks, LLC, now merged with GlobalNet, which provided international transport and billing services.

     Mr. Donahue is presently involved in a lawsuit involving DTA Communications LLC (which was owned by Mr. Donahue and which filed for Chapter 7 bankruptcy in 1997) in which Mr. Donahue is suing a former customer of DTA Communications LLC for $500,000. DTA Communications LLC does not, and never has had any relationship with GlobalNet.

     Daniel M. Wickersham. Mr. Wickersham joined the Company in January 2000 as President with more than 30 years of telecommunications industry experience. He brings international and domestic hands-on expertise in telecommunication and information technology, ranging from engineering, operating and business management to sales/marketing. From March 1998 through January 1999, Mr. Wickersham was President and COO of WorldPort Communications, Inc. From February 1996 through March 1998, Mr. Wickersham was a Director at Equant Telecommunication network experience includes Tenneco, U.S. Army, several Bell Operating Companies and a number of local cable organizations. He was also the owner of a consulting company called Global Telecom Ventures, Inc. from January 1999 through March 2000. In parallel with his civilian accomplishments, Mr. Wickersham recently retired from the U.S. Army Active Reserve as a Lieutenant Colonel with over 30 years of continuous combined Active and Active Reserve service. His career was mostly comprised of service as a signal Corp Officer with a specialty in Telecommunications and Information Management.

     Pere Valles. Mr. Valles joined the Company as Chief Financial Officer in August 2000. Prior to that, Mr. Valles was a Senior Manager in KPMG LLP's Transaction Services Group in Miami, Florida from May 1997 through August 2000. At KPMG, Mr. Valles provided acquisition advisory and financial due diligence services to corporations and private equity groups doing international transactions in the U.S., Latin America and Europe. His primary focus was on the telecommunications industry in Latin America.

     Colum P. Donahue. Mr. Donahue began his career in telecommunications with DTA Communications Network, LLC, now merged with GlobalNet, in 1997. Starting in technical support, Mr. Donahue gained hands-on experience in every aspect of telecom business. He was responsible for the start-up activities and service coordination of new and existing international networks. Mr. Donahue was also responsible for establishing new customers, arranging for network interconnection and negotiating international carrier rates.

In his position at GlobalNet as Chief Operating Officer, Mr. Donahue supervises and directs all network support activities in the U.S. and abroad, including the design and implementation of the GlobalNet Networks Operations Center.

     Richard E. Wilson. Mr. Wilson was elected a Director in May 2000. Mr. Wilson is currently the Chief Executive Officer and President of the North American division of Open Telecommunications, an Australian telecommunications software and consulting company. Prior to that, Mr. Wilson was President of REW & Associates, a consulting firm that specializes in international carriers, both foreign and domestic. From 1993 to 1996, he was Vice President of Acquisitions for Midcom, a $200 million provider of long distance services. Mr. Wilson was founder of Feek's Telcom and sold this company to McCaw Communications. He has also held management positions for Communications Network, Inc. and Motorola. Mr. Wilson was one of the founders and has been Chairman/Board of Directors of the Telecommunications Resellers Association (TRA) and a past President of TRA.

     Paul Fritz. Mr. Fritz was elected a Director in May 2000. Mr. Fritz is the founder, Chairman and President of CCC Technologies, Inc., Elk Grove Village, Illinois. His company is one of the leading distributors of voice and data equipment for Lucent Technologies, Cisco and Avaya Communications. CCC Technologies, Inc. markets, installs and maintains systems throughout the United States. Mr. Fritz has held positions related to sales and marketing with Rolm/IBM Corporation, CENTEL Corporation, and Honeywell.

     Carmine Adimando. Mr. Adimando was elected a Director in May 2000. Mr. Adimando is Chairman and President of CARMCO Investments, LLC. Mr. Adimando is also Chairman of Cordillers Asset Management, a money management firm in Denver, Colorado. Mr. Adimando retired from Pitney Bowes in 1996 where he had been Vice President, Treasurer and Chief Financial Officer. Prior to joining Pitney Bowes, Mr. Adimando held positions with American Airlines, Burndy Corporation, Deloitte, Haskins & Sells and Morgan Guaranty Trust. He is a member of the board of Directors of Sensory Science, Inc., CNF Technologies, Inc. and Counsel Press, LLC. He is on the Board of Oversees of the University of Connecticut School of Business and the Board of Regents of Sacred Heart University. He is also on the Advisory Board for the Franciscan Friars of Atonement and Board of Directors of St. Vincent's Hospital Foundation, Fairfield, CT.

     On April 4, 2001, Myron Gushlak tendered his resignation from the Board of Directors. Mr. Gushlak served as a Director of the Company during 2000.

     On June 11, 2001, Robert H. Kohn tendered his resignation from the Board of Directors. Mr. Kohn served as a Director of the Company during 2000.


     Philip R. Zimmermann and Jonathan S. Greenhill each served as a Director of the Company during 2000 but are not being nominated for to serve as directors of the Company as a result of the reduction in the size of the Board from eleven
(11) to seven (7).


     Messrs. Adimando, Greenhill and Wilson served on the Company's Compensation Committee during 2000. Messrs. Adimando, Kohn and Gushlak served on the Company's Audit Committee during 2000.


VOTE REQUIRED FOR APPROVAL


     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE OF THE BOARD OF DIRECTORS OF THE COMPANY.


SIGNIFICANT EMPLOYEES


     The following sets forth certain information regarding certain significant employees of the Company:

     Fred Bigney. Mr. Bigney joined the Company in May 2000, bringing with him over 25 years of experience in traffic analysis, routing, provisioning, contract negotiations, and a wide variety of other experiences. Prior to joining the company, Mr. Bigney worked as VP-Network Planning for World Access, where he managed the routing, buying, provisioning, and traffic analysis departments. He was also involved in vendor bill approvals, sales support, and vendor negotiations. The 8 years prior to World Access, were spent with LCI (now Qwest) involved with traffic management, provisioning, 800 portability, mergers and acquisitions, billing, and engineering. His work experience prior to LCI included assignments with other carriers and companies, all focused in the telecommunications arena. Mr. Bigney is currently Vice President of Network Planning for the Company.

     Ted Broa. Mr. Broa began his telecommunications career 21 years ago by installing large PBX's and paging equipment in California. Mr. Broa has experience in engineering, installation and maintenance of telecommunications equipment. He has diverse experience in telecommunication equipment from small key systems, large PBX systems, Tandem switches to satellite and microwave technology. He has been certified in installation and maintenance of telecommunications equipment by Siemens, NEC, Lucent, Toshiba, Newbridge, Cisco and many more. Mr. Broa was responsible for designing, installing and maintaining two large hubs in the San Antonio area. For the last ten years, Mr. Broa has extensively worked with networks throughout Mexico and Central America. Mr. Broa is currently Director of Operations. Mr. Broa oversees the daily operation and personnel, along with maintenance of the San Antonio, New York and Latin American hubs for GlobalNet.

     Mike Dombrowski. Mr. Dombrowski joined as the Company's Director of Engineering in March 2000. Mr. Dombrowski has a broad range of knowledge in infrastructure engineering and operations. Mr. Dombrowski was Director of Network Optimization for WorldPort Communications, where he developed and managed global translations and least cost routing for the global network. During his tenure at WorldPort he also deployed the OSS and Support network to manage the global network. While at WorldPort, he also directed the implementation, installation and turn-up of WorldPort's global switching platform. Prior to this, for 18 years, he held various positions in the sales support and network operations organization for Sprint Communications.

     Donna Janick. Ms. Janick is the Director of Administration. Her responsibilities include, but are not limited to: Assistant to the Chairman and CEO of GlobalNet, the administration of all payroll, the initiation, set up and administration of employee benefit plans, all administrative and essential support activities including office and systems management, communications, training, contract administration and purchasing, investor relations and Board of Directors. She has been with GlobalNet since its inception and has more than fifteen years of experience in telecommunications. Prior to her time at GlobalNet she served with Standard TelCom, Inc. and DTA Communications Network, LLC for more than ten years.

     Chuck Roelle. Mr. Roelle is the Company's Controller and he reports directly to the Chief Financial Officer of GlobalNet. His responsibilities include, but are not limited to, accounting matters for the Company, billing for customers and collections of payments, vendor payments, approval of Company expenditures, expense budgeting and cash flow forecasting, reconciling accounting books, reconciling bank accounts and supervising accounts payable department. He has been with the Company since 1999.


BOARD MEETINGS, COMMITTEES AND COMPENSATION



     During the fiscal year ended December 31, 2000, two (2) meetings of the Board of Directors were held. Each incumbent Director of the Company attended at least 75% of all meetings of the Board and any committee on which such Director served which were held during the year.


     The Board of Directors has a Compensation Committee and an Audit Committee. The Compensation Committee currently consists of Messrs. Adimando, Greenhill and Wilson. The Audit Committee is currently comprised of Messrs. Adimando, Wilson and Fritz, each of whom are independent directors (as independence is defined in NASDAQ Marketplace Rules 4350(c) and 4350(d)(2).

                             AUDIT COMMITTEE REPORT


     For the fiscal year ended December 31, 2000, the principal functions of the Audit Committee included the review of (a) the records and affairs of GlobalNet, Inc. to determine its financial condition, (b) GlobalNet, Inc.'s internal controls, accounting systems and the scope, fees and results of the annual independent audits of GlobalNet, Inc. by its independent auditors, (c) non-audit services provided by GlobalNet Inc.'s independent auditors, and (d) transactions between GlobalNet, Inc. and its directors, officers, or significant stockholders. During the fiscal year ended December 31, 2000, the Audit Committee held two (2) meetings. GlobalNet's Board of Directors adopted a written charter for the Audit Committee on September 14, 2000 and GlobalNet's Board of Directors adopted a new charter for the Audit Committee on August 30, 2001, a copy of which is attached as Appendix B to this Proxy Statement.


     During the fiscal year ended December 31, 2000, the Audit Committee: (i) reviewed and discussed GlobalNet, Inc.'s audited financial statements with GlobalNet's management; (ii) discussed with GlobalNet's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and (iii) received the written disclosures and the letter from GlobalNet's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with such independent accountant the independent accountant's independence.

     In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with GlobalNet's management and independent auditors. Based in part on the review and discussions with management and GlobalNet's independent auditors referred to above, the Audit Committee recommended to GlobalNet's Board of Directors that the audited financial statements be included in GlobalNet's Annual Report on Form 10-K/A-1 for the fiscal year ended December 31, 2000.

                         MEMBERS OF THE AUDIT COMMITTEE

             CARMINE F. ADIMANDO, RICHARD E. WILSON AND PAUL FRITZ

              REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                      DIRECTORS ON EXECUTIVE COMPENSATION


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


     The Compensation Committee of the Board of Directors (the "Committee") is composed solely of non-employee directors. The Committee is responsible for setting and administering the policies that determine the compensation of the Chief Executive Officer ("CEO") and other executive officers of the Company.

  Compensation Philosophy


     The Company's executive compensation policies seek to attract, retain, motivate and reward executive officers who contribute to the Company's success. By aligning the financial interests of its executive officers with the performance of the Company, the executive compensation policies ensure a direct relationship between executive pay and stockholder value, as well as motivating executive officers to achieve the Company's business objectives and rewarding individual performance. The Company continues to operate under the 2000 Plan (a description of which is provided herein), which was adopted at a meeting of the stockholders on May 3, 2000.


     The Committee considers the following factors in setting compensation level and individual objectives:

     - The level of compensation paid to executive officers in similar positions in companies of similar maturity, size and product offerings -- To ensure that pay is competitive, the Committee, from time to time, compares the Company's executive compensation packages with those offered by other companies in the same or similar industries or with other similar attributes. Compensation surveys used by the Committee typically include public and private companies comparable in size, products or industry to the Company.

     - Corporate performance -- Corporate performance is evaluated by factors such as performance relative to competitors, performance relative to business conditions and progress in meeting the Company's objectives and goals as typically reflected in the annual operating plan.


     - The individual performance of each executive officer -- Individual performance includes meeting individual performance objectives and demonstration of job knowledge, skills and teamwork.


     - The responsibility and authority of each position relative to other positions.

     The Committee considers these factors as a whole in establishing executive compensation. Specifically, these components are established as follows:

  Base Salary

     Base salaries are established for each executive officer at levels that are intended to be competitive with salaries for comparable positions at other telecommunications companies of similar maturity, size and product offerings. The Company seeks to pay salaries to executive officers that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In conducting periodic compensation reviews, the Committee considers each individual executive officer's achievements in meeting Company financial and business objectives during the prior fiscal year, the executive officer's performance of individual responsibilities and the Company's financial position and overall performance. The Committee periodically considers the low, midpoint and upper ranges of base salaries published by compensation surveys in establishing base salaries for each executive officer.

  Annual Incentive


     Annual incentives for executive officers reflect the Company's belief that management's contribution to stockholder returns comes from achieving operating results that maximize the Company's revenue growth, earnings and cash flow over a multi-year time horizon. The Company believes that the achievement of its performance objectives depends on: (i) delivering outstanding products and services to its clients;

(ii) establishing and maintaining a position of strength in its chosen markets;
(iii) effective generation and use of cash; and (iv) movement toward profitability. For purposes of annual incentive compensation, progress toward these performance objectives is measured against the results established in the Company's annual operating plan, which is approved by the Board of Directors.


     The Company believes that this incentive compensation structure closely links the incentives paid to its executive officers with the results necessary to create long-term value for stockholders.


  Long-Term Incentive


     The Committee also endorses the position that stock ownership by management is beneficial in aligning management and stockholder interests in enhancing stockholder value. In that regard, stock options also are used to retain executive officers and motivate them to improve long-term stock market performance. Stock options will have value only if the Company's stock price increases. As part of its periodic review of compensation, the Compensation Committee reviews the stock option holdings of the Company's officers and senior executives, and recommends additional stock option grants as appropriate.


     The Committee determines the number of options to be granted to executive management based on: (i) competitive practice within the peer group used in determining base salary; (ii) historical performance of the executive officer; and (iii) the amount of prior grants held by the executive officer, including the number of vested and unvested options. When using comparative data, the Company targets its option grants in the mid to high range of comparable companies.

  Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code generally limits the Company's ability to deduct for federal income tax purposes in excess of $1.0 million of compensation paid to certain Named Executive Officers in any taxable year. Compensation above $1.0 million may be deducted if it is "performance-based compensation" within the meaning of the Code. Stock options granted under the Incentive Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant are considered to be "performance-based compensation."

  Compensation of the Chief Executive Officer


     Robert J. Donahue, the Company's Chief Executive Officer and Chairman, received $230,000 for the services he performed for the Company in fiscal year 2000.


  Conclusion


     A significant portion of the Company's executive officers' compensation is contingent on Company performance and realization of benefits closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in significant incentive and long-term variable compensation in specific periods.


                     MEMBERS OF THE COMPENSATION COMMITTEE


        CARMINE F. ADIMANDO, JONATHAN S. GREENHILL AND RICHARD E. WILSON

                           COMPANY STOCK PERFORMANCE

     Our common stock is listed and traded on the NASDAQ Small Cap Market. For the period January 1999 through May 2000 (the pre-reverse merger period), shares of the Company traded on the Over the Counter Bulletin Board as Rich Earth, Inc., a publicly traded shell company. There are no available historical quotations for Rich Earth common stock during the pre-reverse merger period. As a result of the reverse merger between Rich Earth and GlobalNet International, Inc., shares of the Company continued to trade on the Over the Counter Bulletin Board, but under the GlobalNet name, from May 2000 through November 2000. On November 24, 2000, our common stock commenced trading on the NASDAQ Small Cap Market. Due to the limited trading history of our common stock on the NASDAQ Small Cap Market, there are no reliable parameters with which to chart our stock performance over the prior three years.

     The following table sets forth the high and low closing bid quotations per share on the OTC Bulletin Board or NASDAQ Small Cap Market, as the case may be, based upon information supplied by The Wall Street Journal.


                                                       MARKET PRICE
                                                     ----------------
PERIOD                                                HIGH      LOW
------                                               ------    ------
2000:
  Second Quarter...................................  $26.88    $17.25
  Third Quarter....................................   25.50     15.25
  Fourth Quarter...................................   14.75      0.63
2001:
  First Quarter....................................  $ 2.77    $ 0.78
  Second Quarter...................................    1.28      0.70
  Third Quarter (through September 10, 2001).......    1.04      0.33



     On September 10, 2001, the last reported sale price of GlobalNet Common Stock on the NASDAQ Small Cap Market was $0.33.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS


SUMMARY COMPENSATION


     The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 of Regulation SK) compensation awarded to, earned by, paid or accrued by the Company during the years ended December 31, 2000, 1999 and 1998, to the Chief Executive Officer and each of the significant employees of the Company (the "Named Executive Officers").


                                                   ANNUAL COMPENSATION          LONG TERM COMPENSATION
                                                -------------------------    -----------------------------
                                                                               RESTRICTED        OPTIONS
                                                                                  STOCK          (NO. OF
                                                             OTHER ANNUAL       AWARD(S)        UNDERLYING
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS(15)       COMP.        (NO. OF SHARES)     SHARES)
---------------------------  ----    -------    ---------    ------------    ---------------    ----------
Robert J. Donahue........    1998    168,000           --       $6,750(1)             --              --
CEO and Chairman             1999    207,000        5,000       $6,750(1)             --              --
                             2000    230,000           --       $6,750(1)         75,000(2)      250,000(3)

Daniel M. Wickersham.....    1998        N/A          N/A          N/A               N/A             N/A
President                    1999        N/A          N/A          N/A               N/A             N/A
                             2000    200,000           --        3,200(4)        425,000(5)      225,000(6)

Pere Valles..............    1998        N/A          N/A          N/A               N/A             N/A
CFO                          1999        N/A          N/A          N/A               N/A             N/A
                             2000    175,000           --        1,250(7)        425,000(8)      150,000(9)

Colum P. Donahue.........    1998     14,000           --        5,000                --              --
COO and Secretary            1999     37,000        5,000        5,000                --              --
                             2000    150,000           --        5,800(10)        75,000(11)     200,000(12)

Fred Bigney..............    1998        N/A          N/A          N/A               N/A             N/A
VP of Network Planning       1999        N/A          N/A          N/A               N/A             N/A
                             2000    180,000           --           --           125,000(13)     100,000(14)


---------------
 (1) The Company leases a vehicle that is used by Robert Donahue.


 (2) On December 28, 2000, the Company granted Robert J. Donahue 75,000 shares of Common Stock. The stock vests in the following manner: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003.



 (3) On May 15, 2000, the Company granted Robert J. Donahue 250,000 options to purchase Common Stock at an exercise price of $8.00 per share. The options vest in the following manner: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.



 (4) Daniel M. Wickersham receives a car allowance of $800 per month.



 (5) On May 15, 2000, the Company granted Daniel M. Wickersham 375,000 shares of Common Stock. On December 28, 2000, the Company granted Daniel M. Wickersham an additional 50,000 shares of Common Stock. The stock vests in the following manner: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003.



 (6) On May 15, 2000, the Company granted Daniel M. Wickersham 225,000 options to purchase Common Stock at an exercise price of $8.00 per share. The options vest in the following manner: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.


 (7) The Company leases a vehicle that is used by Pere Valles.


 (8) On December 28, 2000, the Company granted Pere Valles 425,000 shares of Common Stock. The stock vests in the following manner: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003.



 (9) On December 28, 2000, the Company granted Pere Valles 150,000 options to purchase Common Stock at an exercise price of $0.75 per share. The options vest in the following manner: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.



(10) The Company leases a vehicle that is used by Colum P. Donahue.

(11) On December 28, 2000, the Company granted Colum P. Donahue 75,000 shares of Common Stock. The stock vests in the following manner: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003.



(12) On May 15, 2000, the Company granted Colum P. Donahue 200,000 options to purchase Common Stock at an exercise price of $8.00 per share. The options vest in the following manner: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.


(13) On May 15, 2000, the Company granted Fred Bigney 100,000 shares of Common Stock. On December 28, 2000, the Company granted Mr. Bigney an additional 25,000 shares of Common Stock. The stock vests in the following manner: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003.


(14) On May 15, 2000, the Company granted Fred Bigney 100,000 options to purchase Common Stock at an exercise price of $8.00 per share. The options vest in the following manner: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.


(15) The Company currently is in the process of determining whether to distribute bonuses to certain executive officers and significant employees for the fiscal year ended December 31, 2000 and reserves the right to distribute such bonuses in the future.


OPTION GRANTS IN LAST FISCAL YEAR


     The following table provides information about option grants to the Named Executive Officers during the fiscal year 2000.


                       OPTION GRANTS IN LAST FISCAL YEAR


                              NUMBER OF SECURITIES



                                                                    UNDERLYING              VALUE OF UNEXERCISED
                                                                   UNEXERCISED                  IN-THE-MONEY
                                                                OPTIONS AT FISCAL             OPTIONS AT FISCAL
                                SHARES                             YEAR-END(#)                   YEAR-END($)
                              ACQUIRED ON      VALUE       ----------------------------   -------------------------
NAME                          EXERCISE(#)   REALIZED($)    EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE
----                          -----------   ------------   ----------------------------   -------------------------
Robert J. Donahue...........      --            --                   250,000                            --
Daniel M. Wickersham........      --            --                   225,000                            --
Pere Valles.................      --            --                   150,000                       $78,000(2)
Colum Donahue...............      --            --                   200,000                            --
Fred Bigney.................      --            --                   100,000                            --


---------------
(1) The options have the following vesting schedule: 33% on May 15, 2001, 33% on May 15, 2002 and the remainder on May 15, 2003.


(2) As of April 11, 2001, the value of unexercised "in-the-money" options held by Mr. Valles amounts to approximately $78,000. This amount is calculated based on the difference between the stock price on April 12, 2001 ($1.27) and the exercise price of the options ($0.75) multiplied by the number of options held by Mr. Valles (150,000). These options are subject to the vesting schedule described in (1) above.



OPTIONS EXERCISED AND YEAR-END OPTION HOLDINGS


     The options to purchase shares of Common Stock held by the Named Executive Officers were unvested as of December 31, 2000. The Executive Officers did not exercise any of their options in the fiscal year 2000.

COMPENSATION OF DIRECTORS

     Outside directors do not receive any cash remuneration for serving as directors. All directors are eligible to participate in our stock option plan. Each of Messrs. Adimando, Greenhill, Wilson, Fritz, and Zimmermann were granted options to purchase 100,000 shares of Common Stock at an exercise price of $16.00 per share upon appointment to the Board of Directors. These options vest on September 14, 2002. Former directors

Robert H. Kohn and Myron Gushlak were granted options under the same terms, while serving as directors, but each forfeited their unvested options at the time of their respective resignations.

EMPLOYMENT AGREEMENTS


     The Company entered into employment agreements with its Executive Officers and the following significant employees:



                                                                          DATE       EXPIRATION
EMPLOYEE                                      POSITION                   ENTERED        DATE
--------                                      --------                  ---------    ----------
Robert J. Donahue.............  Chief Executive Officer and Chairman    15-May-00    15-May-03
Daniel M. Wickersham..........  President                               15-May-00    15-May-03
Pere Valles...................  Chief Financial Officer                 28-Dec-00    15-May-03
Colum P. Donahue..............  Chief Operating Officer and             15-May-00    15-May-03
                                Secretary
Fred Bigney...................  Vice President of Network Planning      15-May-00    15-May-03
Mike Dombrowski...............  Director of Engineering                 15-May-00    15-May-03
Ted Broa......................  Director of Operations                  15-May-00    15-May-03
Chuck Roelle..................  Controller                              15-May-00    15-May-03
Donna Janick..................  Director of Administration              15-May-00    15-May-03


     The table summarizes the principal terms of the employment agreements:

                                                                     OPTION GRANTS
                                                                  -------------------
                                        BASE       RESTRICTED     NO. OF     EXERCISE    SEVERANCE
EMPLOYEE                               SALARY     STOCK GRANTS    OPTIONS     PRICE       PAYMENT
--------                               -------    ------------    -------    --------    ---------
Robert J. Donahue....................  230,000       75,000       250,000      8.00      18 Months
Daniel M. Wickersham.................  200,000      425,000       225,000      8.00      12 Months
Pere Valles..........................  175,000      425,000       150,000      0.75      12 Months
Colum P. Donahue.....................  150,000       75,000       200,000      8.00      12 Months
Fred Bigney..........................  180,000      125,000       100,000      8.00      6 Months
Mike Dombrowski......................  125,000       35,000       100,000      8.00      6 Months
Ted Broa.............................  110,000       75,000        75,000      8.00      6 Months
Chuck Roelle.........................   75,000      115,000       100,000      8.00      6 Months
Donna Janick.........................   70,000      125,000       100,000      8.00      12 Months

     The stock granted to the employees vests in the following manner: 44% on September 15, 2001, 22% on May 15, 2002 and 34% on May 15, 2003. The options have the following vesting schedule: 33% on May 15, 2001, 33% on May 15, 2002 and 33% on May 15, 2003.

     The Company may terminate the employment agreements only for cause. In case of termination without cause, the employee is entitled to the severance payment shown on the table above and to the acceleration in the vesting of the stock and options granted.

INDEMNIFICATION OF OFFICERS AND DIRECTORS


     Section 78.751 of Chapter 78 of the Nevada Revised Statutes and Article 15 of our Articles of Incorporation contain provisions for indemnification of our officers, directors, employees and agents. The Articles of Incorporation require us to indemnify such persons to the full extent permitted by Nevada law. The indemnification provisions of the Nevada General Corporation Law require indemnification of a director who has been successful on the merits or otherwise in defense of any action to which such person was a party because such person is or was a director of the corporation. We will indemnify each such person in any proceeding if he acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interest. Indemnification would cover expenses, including attorney's fees, judgments, fines and amounts paid in settlement.

     Our Articles of Incorporation and bylaws also provide that our Board of Directors may cause us to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer or arising out of such status, whether or not we would have the power to indemnify such person. We presently have directors' and officers' liability insurance in effect.



     We carry policies of insurance which cover the individual directors and officers for legal liability and which would pay on our behalf for expenses of indemnification of directors and officers in accordance with our Articles of Incorporation.


2000 STOCK OPTION PLAN

  General

     The Board of Directors adopted, and stockholders of the Company approved, the 2000 Stock Option Plan (the "2000 Plan") at the time of the reverse merger transaction between Rich Earth, Inc. and GlobalNet International, Inc. in May 2000. The purpose of the 2000 Plan is to enable the Company to offer it's officers, directors, employees and consultants and advisors performance-based incentives and other equity interests in the Company, thereby attracting, retaining, and rewarding such personnel. The increased share ownership by such persons more closely aligns stockholder and employee interests by encouraging a greater focus on the profitability of the Company. There is reserved for issuance under the 2000 Plan an aggregate of 3,000,000 shares of Common Stock. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. Options granted under the 2000 Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. In addition, awards of rights to purchase shares of the Company's Common Stock ("Stock Rights") may be granted under the 2000 Plan. Upon adoption of the GlobalNet 2001 Incentive Compensation Plan, the 2000 Plan will be terminated except with respect to options and awards previously granted under such 2000 Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     GlobalNet was formed on May 30, 2000 as a result of a "reverse merger" transaction, whereby GlobalNet International, Inc. merged with and into a subsidiary of Rich Earth, Inc. pursuant to an agreement and plan of merger, whereby 20,000,000 shares of Rich Earth common stock were issued in exchange for 100% of the common stock of GlobalNet International in a transaction accounted for as a reverse acquisition of Rich Earth by GlobalNet International. Prior to the reverse merger, Rich Earth was a non-operating public shell corporation with nominal assets. Following the reverse merger, the management of GlobalNet International controlled the merged company and the principal stockholders of GlobalNet International became principal stockholders of the merged company. Following the closing of the reverse merger, Rich Earth changed its name to GlobalNet, Inc. As a result of the reverse merger transaction, GlobalNet International continued as an operating entity and as a wholly-owned subsidiary of GlobalNet, and the historical financial statements of GlobalNet replaced those of Rich Earth.


     On June 28, 2000 and in connection with the reverse merger transaction, Mr. Donahue sold Mr. Gushlak, a then outside director of GlobalNet and a Managing Director of Imperium Capital (USA), 700,000 shares of GlobalNet common stock for $1.00 per share in accordance with a Stock Purchase Agreement dated May 22, 2000, as amended on June 28, 2000 (as amended, the "SPA").

     Greenhill Partners, P.C., of which Jonathan S. Greenhill, a Director of GlobalNet, is a partner, from time to time renders legal services, including but not limited to advice relating to certain litigation matter involving GlobalNet, to GlobalNet. For the year ended December 31, 2000, the Company paid Greenhill Partners an aggregate amount of $271,996.56 for services rendered to GlobalNet.

     Pere Valles, the Company's Chief Financial Officer, was a Senior Manager in KPMG LLP's Transaction Services Group prior to joining GlobalNet in August 2000. Mr. Valles was never involved in the audit of GlobalNet while he was with KPMG. However, he was the project manager responsible for advising GlobalNet in a potential acquisition that it considered in Mexico in June 2000, but never pursued.

                    II. PROPOSED ADOPTION OF GLOBALNET, INC.

                        2001 INCENTIVE COMPENSATION PLAN


     The Board of Directors adopted, subject to stockholder approval, the GlobalNet, Inc. 2001 Incentive Compensation Plan (the "2001 Incentive Plan") for use in connection with the issuance of stock, options and other stock purchase rights to executive officers, key employees, directors and other persons who render significant services to the Company and its subsidiaries.


     The adoption of the 2001 Incentive Plan was prompted by the Company's desire to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive officers, key employees, directors and consultants who render significant services to the Company. In adopting the 2001 Incentive Plan, it was determined that the existing Plan was outdated and did not afford sufficient flexibility in fashioning incentive compensation for those individuals to whom the Company would look as contributing to the growth of the Company. The Board of Directors intends to offer key personnel equity ownership in the Company through the grant of stock options and other rights pursuant to the 2001 Incentive Plan to enable the Company to attract and retain qualified personnel without unnecessarily depleting the Company's cash reserves. Management believes that, to implement the anticipated expansion of the Company's operations over the next several years, the Company will be faced with an increasing demand for additional qualified personnel. In order to attract and retain such personnel, the Company will require a wide array of compensation alternatives. The 2001 Incentive Plan is designed to augment the Company's existing compensation programs and is intended to enable the Company to offer executives, key employees, directors and consultants a personal interest in the Company's growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock. In the event the 2001 Incentive Plan is adopted, the Company's existing Plan will be terminated.


     The 2001 Incentive Plan is intended to attract, retain, and reward high-quality executives, employees, directors and other persons who provide services to the Company and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The 2001 Incentive Plan is also intended to qualify certain compensation awarded thereunder for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the Committee (as hereafter defined) of the Board of Directors of the Company. It is contemplated that each executive officer (generally the Chairman of the Board, Vice-Chairman, Chief Executive Officer, Chief Operating Officer, President and Vice Presidents of the Company), other officers, employees and other persons who perform services of special importance to the Company, including directors of the Company, will be eligible to participate under the 2001 Incentive Plan. An employee on a leave of absence may be considered as still in the employ for purposes of eligibility under the 2001 Incentive Plan. A total of 6,000,000 shares of Common Stock will be reserved for issuance under the 2001 Incentive Plan. It is anticipated that awards made under the 2001 Incentive Plan will be subject to three-year vesting periods, although the vesting periods are subject to the discretion of the Committee.


     Except to the extent that the Board of Directors elects to administer the 2001 Incentive Plan, it is anticipated that it will be administered by a committee of two or more directors (each of whom shall be a non employee director and an outside director, except as otherwise provided in the 2001 Incentive Plan) designated by the Board of Directors (the Board or such committee, as the case may be, are referred to herein as the "Committee"). Subject to the specific provisions of the 2001 Incentive Plan, the Committee will have the discretion to determine the recipients of the awards, the nature of the awards to be granted, the dates such awards will be granted, the terms and conditions of awards and the interpretation of the 2001 Incentive Plan. At any time that a member of the Committee is not both a non-employee and an outside director, any action of the Committee relating to an award granted or to be granted to a holder who is then subject to Section 16 of the Exchange Act in respect of the Company, or relating to an award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more non-employee and outside directors, or (ii) by the Committee but with each such member who is not both a non-employee and an outside director abstaining or recusing himself or herself from such action, subject to the specific provisions set forth in the 2001 Incentive Plan. As of the date hereof, the Company has not yet determined who will serve on such auxiliary committee, if one is required.


     Generally, the 2001 Incentive Plan may be amended by action of the Board of Directors, except that any amendment or alteration to the 2001 Incentive Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2001 Incentive Plan.


     As more particularly set forth in the 2001 Incentive Plan, at any time, awards granted thereunder may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award granted thereunder or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a holder to receive payment from the Company. If an award is granted in substitution or exchange for another award, the Committee shall require the surrender of such other award in consideration for the grant of the new award. In addition, awards may be granted in lieu of cash compensation. The term of each award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).


     Subject to the terms of the 2001 Incentive Plan and any applicable award agreement, payments to be made by the Company or a subsidiary upon the exercise of an option or other award or settlement of an award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or permitted at the election of the holder on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Common Stock.


     The 2001 Incentive Plan generally provides that, unless the Committee determines otherwise, each option or right granted thereunder will become exercisable in full upon certain "change of control" events as described therein. If any change is made in the stock subject to the 2001 Incentive Plan, or subject to any right or option granted thereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Committee will make appropriate adjustments to the classes, number of shares and price per share of stock subject to outstanding rights or options.

     In general, the Committee may impose on any award (subject to the provisions of the 2001 Incentive Plan), such additional terms and conditions not inconsistent with the provisions of the 2001 Incentive Plan as the Committee shall determine, including terms requiring forfeiture of awards in the event of termination of employment of the holder and terms permitting a holder to make elections relating to his or her award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an award that is not mandatory under the 2001 Incentive Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m) if such discretion would cause the award not to so quality. Except in cases in which the Committee is authorized to require other forms of consideration under the 2001 Incentive Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of state law, no consideration other than services may be required for the grant (but not the exercise) of any award. The 2001 Incentive Plan provides several types of awards: stock options, stock appreciation rights (including limited stock appreciation rights), restricted stock, restricted stock units or RSUs, bonus stock and awards in lieu of obligations, dividend equivalents, annual incentive and performance awards, and other stock-based awards, as further described below.

     Stock Options. Options granted under the 2001 Incentive Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs. The Committee shall determine the exercise price of stock purchasable under an option, provided that such exercise price shall be not less than the fair market value of a share of stock on the date of grant of such option except as otherwise provided in the 2001 Incentive Plan. The Committee shall determine the times at or circumstances under which an option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, stock, other awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of holders to make payment on a deferred basis), and the methods by or forms in which stock will be delivered or deemed to be delivered to holders. In no event may an option remain exercisable more than ten years following the date of grant.

     The terms of any ISO granted under the 2001 Incentive Plan shall comply in all respects with the provisions of Code Section 422.

     Stock Appreciation Rights. SARs may be granted to recipients of options under the 2001 Incentive Plan. An SAR shall confer a right to receive, upon exercise thereof, the excess of (A) the fair market value of one share of Common Stock on the date of exercise (or, in the case of a "Limited SAR," the fair market value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the fair market value of a share of Common Stock on the date of grant of such SAR except as provided under Section 7(a) hereof. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Common Stock will be delivered or deemed to be delivered to holders, whether or not an SAR shall be in tandem or in combination with any other award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other awards.


     Restricted Stock. Restricted shares awarded under the 2001 Incentive Plan will be subject to such restrictions on transferability, risk of forfeiture and other restrictions as are imposed by the Committee, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the 2001 Incentive Plan and any award agreement relating to the restricted stock, a holder granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the restricted stock, subject to provisions of the 2001 Incentive Plan, the restricted stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the holder.


     Restricted stock granted under the 2001 Incentive Plan shall be evidenced in the manner determined by the Committee. The Committee may require that certificates representing restricted stock, if any, registered in the name of a holder bear a legend, that the Company retain physical possession of the certificates, and that the holder deliver a stock power to the Company, endorsed in blank, relating to the restricted stock. As a condition to the grant of an award of restricted stock, the Committee may require or permit a holder to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2001 Incentive Plan. Unless otherwise determined by the Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company.

     Restricted Stock Units. The 2001 Incentive Plan also provides for the award of Restricted Stock Units ("RSUs"). These are rights to receive Common Stock, cash or a combination thereof at the end of a specified deferral period. The satisfaction of an RSU award occurs on the expiration of the deferral period specified for such RSU by the Committee. RSUs may be satisfied by the delivery of stock, cash equal to the fair market value of the specified number of shares of Common Stock covered by the RSUs, or a combination thereof, as determined by the Committee. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Holder) shall be forfeited; provided that the Committee may waive such restriction or forfeiture condition in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents (as defined herein) on the specified number of shares of Common Stock covered by an award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Common Stock having a fair market value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other awards or other investment vehicles, as the Committee shall determine or permit the Holder to elect.

     Bonus Stock and Awards in Lieu of Obligations. The Committee is also authorized to grant Common Stock as a bonus, or to grant Common Stock or other awards in lieu of obligations to pay cash or deliver other property under the 2001 Incentive Plan, provided that, in the case of holders subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Common Stock or other awards are exempt from liability under Section 16(b) of the Exchange Act. Common Stock or awards granted thereunder shall be subject to such other terms as determined by the Committee.

     Dividend Equivalents. The 2001 Incentive Plan also authorizes the Committee to grant Dividend Equivalents to a Holder, entitling the holder to receive cash, Common Stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments ("Dividend Equivalents"). Dividend Equivalents may be awarded on a freestanding basis or in connection with another award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Stock, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     Annual Incentive and Performance Awards. Under the 2001 Incentive Plan, the Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, shares of Common Stock, or other awards, on terms and conditions established by the Committee, subject to certain conditions. The right of a holder to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. It is the intent of the Company that Performance Awards and Annual Incentive Awards granted to persons who are designated by the Committee as likely to be "covered employees" within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder.

     Performance Awards. In determining a Performance Award, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions, except as limited in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If the Committee determines that a Performance Award should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in the 2001 Incentive Plan. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 2001 Incentive Plan during the given performance period, as specified by the Committee in accordance with the 2001 Incentive Plan. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

     Annual Awards. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 2001 Incentive Plan during the given performance period, as specified by the Committee in accordance therewith. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

     The Committee shall determine potential recipients of Annual Incentive Awards, and the amounts potentially payable thereunder, for each fiscal year, not later than the end of the 90th day of each such fiscal year, or at such other date as may be required or permitted in the case of awards intended to be "performance-based compensation" under Code Section 162(m). In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria in the given performance year, as specified by the Committee; in other cases, such amounts shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any holder shall be subject to the limitations set forth in the 2001 Incentive Plan.

     After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each holder in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each holder. The Committee may, in its discretion, determine that the amount payable to any holder as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, except in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the holder prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     Other Stock-Based Awards. The 2001 Incentive Plan also authorizes the Committee, subject to limitations under applicable law, to grant to holders such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the 2001 Incentive Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such awards. Common Stock delivered pursuant to an award in the nature of a purchase right granted shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other award under the 2001 Incentive Plan, may also be granted.

     Options Granted Automatically to Non-Employee Directors. Directors who are not otherwise employed by the Company are eligible for participation in the 2001 Incentive Plan. Each non-employee director will receive a non-employee director annual option to purchase 5,000 shares of the company's Common Stock at the close of business on the last trading day of each July. The exercise price per share of stock purchasable upon exercise of a non-employee director annual option will be equal to 100% of the fair market value of a share of stock on the date of grant of the option. Each non-employee director annual option will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant. Unless otherwise provided in the 2001 Incentive Plan, the exercise price must be paid in full either in cash, by delivery of shares of Common Stock of the Company or by a combination of cash and shares. A non-employee director annual option will expire at the earlier of
(a) ten years after the date of grant or (b) three months after the date the holder ceases to serve as a director of the company for any reason.

     It is the intent of the Company that the grant of any awards to or other transaction by a holder who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such holder). Accordingly, if any provision of the 2001 Incentive Plan or any award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such, provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such holder shall avoid liability under Section 16(b).

     No award or other right or interest granted under the 2001 Incentive Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of the holder thereof to any party (other than the Company or a subsidiary), or assigned or transferred by such holder otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a holder, and such awards or rights that may be exercisable shall be exercised during the lifetime of the holder only by the holder or his or her guardian or legal representative, except that awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more beneficiaries or other transferees during the lifetime of the holder, and may be exercised by such transferees in accordance with the terms of such award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an award agreement (subject to any terms and conditions which the Committee may impose thereon). A beneficiary, transferee, or other person claiming any rights under the 2001 Incentive Plan from or through any holder shall be subject to all terms and conditions of the 2001 Incentive Plan and any award agreement applicable to such holder, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.


VOTE REQUIRED FOR APPROVAL



     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding on the Record Date is required for the adoption of the 2001 Incentive Plan. The Directors and officers of the Company and other principal stockholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 12,608,988 shares of the Company's Common Stock constituting approximately 39% of such shares outstanding on the Record Date, have agreed to vote in favor of approval of this proposal.



     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2001 STOCK PLAN.


                             FINANCIAL INFORMATION


     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K/A-1 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO COLUM DONAHUE, SECRETARY, GLOBALNET, INC., SUITE 125 D, LOMBARD, ILLINOIS 60148. Each such request must set forth a good faith representation that as of September 4, 2001 the person making the request was the beneficial owner of Common Stock entitled to vote at the 2001 Annual Meeting of Stockholders.

                                 OTHER MATTERS


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.


     Based solely upon a review of the copies of such forms furnished to the Company, the absence of a Form 3, Form 4 or Form 5 or written representations that no Forms 5 were required, the Company believes that, during the fiscal year 2000, its officers, directors and greater than ten percent beneficial owners did not timely comply with all applicable Section 16(a) filing requirements for the reasons set forth below:

     On May 30, 2000 GlobalNet International, Inc. ("GII"), a privately held company of which the officers, directors and greater than ten percent beneficial owners were each principal officers, directors and greater than ten percent beneficial owners, merged into a subsidiary of Rich Earth, Inc. ("Rich Earth") in a "reverse merger" transaction (the "Merger"). As a result of the Merger, GII, continued as the operating entity under the GlobalNet, Inc. ("GlobalNet" or the "Issuer") name, and its historical financial statements replaced those of Rich Earth. Prior to the Merger, Rich Earth filed a Form 10 with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") causing Rich Earth to become subject to the reporting requirements under the Exchange Act. Immediately prior to the Merger, the officers, directors and greater than ten percent beneficial owners were each officers, directors and greater than ten percent beneficial owners of GII. Immediately after giving effect to the Merger, the officers, directors and greater than ten percent beneficial owners each became an officer, director and/or ten percent beneficial owner of GlobalNet. All of the officers, directors and greater than ten percent beneficial owners ownership interests in the Company were reported in the Schedule 14C Definitive Information Statement (the "Information Statement") filed with the Commission pursuant to Section 14(c) of the Exchange Act by Issuer (f/k/a Rich Earth). It was only recently, after Issuer engaged a new law firm as its outside counsel, that the officers, directors and greater than ten percent beneficial owners were advised of their ongoing reporting obligations under the Exchange Act. With the exception of any filings required to be made by Myron Gushlak, a former director of the Company, and to the knowledge of the Company, all officers, directors and greater than ten percent beneficial owners have filed the requisite information under Section 16(a) of the Exchange Act. The failure to timely file such filings with the Commission was not willful or deliberate, but rather was the result of the officers, directors and greater than ten percent beneficial owners not being made aware of the ongoing reporting provisions set forth in the Exchange Act.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the foregoing is the only business which the Board of Directors intends to present, and it is not aware of any other matters which may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

                     STOCKHOLDER PROPOSALS FOR 2002 MEETING

     Proposals of Stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company on or prior to June 29, 2002 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 2002 Annual Meeting of Stockholders.

                                          By Order of the Board of Directors

                                          /s/ COLUM P. DONAHUE
                                          --------------------------------------

                                          Colum P. Donahue


                                          Secretary


Dated: September 11, 2001


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                   APPENDIX A

                                GLOBALNET, INC.

                        2001 INCENTIVE COMPENSATION PLAN

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
1.   Purpose..........................................................   A-1
2.   Definitions......................................................   A-1
3.   Administration...................................................   A-3
     (a)  Authority of the Committee..................................   A-3
     (b)  Manner of Exercise of Committee Authority...................   A-3
     (c)  Limitation of Liability.....................................   A-3
4.   Stock Subject to Plan............................................   A-3
     (a)  Overall Number of Shares Available for Delivery.............   A-3
     (b)  Application of Limitation to Grants of Awards...............   A-3
     (c)  Availability of Shares Not Delivered under Awards...........   A-4
5.   Eligibility; Per-Person Award Limitations........................   A-4
6.   Specific Terms of Awards.........................................   A-4
     (a)  General.....................................................   A-4
     (b)  Options.....................................................   A-4
     (c)  Stock Appreciation Rights...................................   A-5
     (d)  Restricted Stock............................................   A-5
     (e)  RSUs........................................................   A-6
     (f)  Bonus Stock and Awards in Lieu of Obligations...............   A-6
     (g)  Dividend Equivalents........................................   A-6
     (h)  Annual Incentive and Performance Awards.....................   A-7
     (i)  Other Stock-Based Awards....................................   A-7
7.   Certain Provisions Applicable to Awards..........................   A-7
     (a)  Stand-Alone, Additional, Tandem, and Substitute Awards......   A-7
     (b)  Term of Awards..............................................   A-7
     (c)  Form and Timing of Payment under Awards; Deferrals..........   A-7
     (d)  Exemptions from Section 16(b) Liability.....................   A-8
8.   Performance and Annual Incentive Awards..........................   A-8
     (a)  Performance Conditions......................................   A-8
          Performance Awards Granted to Designated Covered
     (b)  Employees...................................................   A-8
          Annual Incentive Awards Granted to Designated Covered
     (c)  Employees...................................................   A-9
     (d)  Written Determinations......................................  A-10
          Status of Section 8(b) and Section 8(c) Awards under Code
     (e)  Section 162(m)..............................................  A-10
9.   Change in Control................................................  A-10
     (a)  Effect of...................................................  A-10
     (b)  Definition of Change in Control.............................  A-11
     (c)  Definition of Change in Control Price.......................  A-12
10.  Options Granted Automatically to Non-Employee Directors..........  A-12
     (a)  Annual Option Grants........................................  A-12
     (b)  Number of Shares Subject to Automatic Option Grants.........  A-12
     (c)  Other Non-Employee Director Annual Option Terms.............  A-12
     (d)  Method of Exercise..........................................  A-12
     (e)  Availability of Shares......................................  A-12
11.  General Provisions...............................................  A-12
     (a)  Compliance with Legal and Other Requirements................  A-12
     (b)  Limits on Transferability; Beneficiaries....................  A-13
     (c)  Adjustments.................................................  A-13

                                                                        PAGE
                                                                        ----
     (d)  Taxes.......................................................  A-13
     (e)  Changes to the Plan and Awards..............................  A-14
     (f)  Limitation on Rights Conferred under Plan...................  A-14
     (g)  Unfunded Status of Awards, Creation of Trusts...............  A-14
     (h)  Nonexclusivity of the Plan..................................  A-14
     (i)  Payments in the Event of Forfeitures; Fractional Shares.....  A-14
     (j)  Governing Law...............................................  A-14
     (k)  Plan Effective Date and Shareholder Approval................  A-14

                                GLOBALNET, INC.

                        2001 INCENTIVE COMPENSATION PLAN


     1. Purpose. The purpose of this 2001 Incentive Compensation Plan (the "Plan") is to assist GLOBALNET, INC., a Nevada corporation (the "Corporation"), and its subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Corporation and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Corporation to strengthen the mutuality of interests between such persons and the Corporation's shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Corporation.



     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:


     (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

     (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, RSU, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.


     (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 11(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.



     (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.


     (e) "Board" means the Corporation's Board of Directors.

     (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

     (g) "Change In Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

     (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     (i) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a "non employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Code Section 162(m), unless administration of the Plan by "outside directors" is not then required to qualify for tax deductibility under Code Section 162(m).

     (j) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

     (k) "Dividend Equivalent" means a right granted to a Participant under
Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     (l) "Effective Date" means April 1, 2000, subject to approval by stockholders of the Corporation.

     (m) "Eligible Person" means each Executive Officer and other officers and employees of the Corporation or of any subsidiary, and other persons who provide services to the Corporation or any of its subsidiaries, including directors of the Corporation. An employee on leave of absence may be considered as still in the employ of the Corporation or a subsidiary for purposes of eligibility for participation in the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

     (o) "Executive Officer" means an executive officer of the Corporation as defined under the Exchange Act.

     (p) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the closing price of a share of Stock, as quoted on The Nasdaq Stock Market, any national securities exchange on which the shares of the Company's Common Stock are listed for trading or the OTC Bulletin Board, on the date on which the determination of fair market value is being made, or if no shares of Stock were traded on such date, then the last trading date prior thereto.

     (q) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

     (r) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

     (s) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

     (t) "Other Stock-Based Awards" means Awards granted to a Participant under
Section 6(h) hereof.

     (u) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

     (v) "Performance Award" means a right, granted to a Participant under
Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

     (w) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

     (x) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1-162-27 under Code Section 162(m).

     (y) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.


     (z) "Restricted Stock Unit" or "RSU" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.


     (aa) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (bb) "Stock" means the Corporation's Common Stock, $0.01 par value per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 11(c) hereof.

     (cc) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

     3. Administration.


     (a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board". The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.



     (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to
Section 16 of the Exchange Act in respect of the Corporation, or relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Participants, Beneficiaries, transferees under Section 11(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Corporation and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.



     (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Corporation or a subsidiary, the Corporation's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Corporation or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action or determination.


     4. Stock Subject to Plan.


     (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 6,000,000. Any shares of stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.



     (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.


     (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or award or taxes relating to Awards or awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or award or taxes relating to any Award or award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.



     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than a number of shares of Common Stock recommended by the Compensation Committee, subject to adjustment as provided in Section 11(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum cash amount that may be earned under the Plan as a final Annual Incentive Award or other cash annual Award in respect of any fiscal year by any one Participant shall not exceed an amount recommended by the Compensation Committee, and the maximum cash amount that may be earned under the Plan as a final Performance Award or other cash Award in respect of a performance period other than an annual period by any one Participant on an annualized basis shall not exceed an amount recommended by the Compensation Committee.



     6. Specific Terms of Awards.



     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11
(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m) if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of state law, no consideration other than services may be required for the grant (but not the exercise) of any Award.



     (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:



          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.



          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Corporation or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In no event may an Option remain exercisable more than ten years following the date of grant.


          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code
     Section 422, unless the Participant has first requested the change that will result in such disqualification.



     (c) Stock Appreciation Rights. The Committee is authorized to grant SAR's to Participants on the following terms and conditions:



          (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR", the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over
     (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such SAR except as provided under Section 7(a) hereof.



          (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.



     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:



          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.



          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.



          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.


          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.



     (e) RSUs. The Committee is authorized to grant RSUs to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:



          (i) Award and Restrictions. Satisfaction of an Award of RSUs shall occur upon expiration of the deferral period specified for such RSUs by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, RSUs shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. RSUs may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the RSUs, or a combination thereof, as determined by the Committee at the date of grant or thereafter.



          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee, may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs.



          (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.



     (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as Shall be determined by the Committee.



     (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.


     (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code
Section 162(m).



     (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(i).



     7. Certain Provisions Applicable to Awards.



     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Corporation, any subsidiary, or any business entity to be acquired by the Corporation or a subsidiary, or any other right of a Participant to receive payment from the Corporation or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Corporation or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).



     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).



     (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Corporation or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 11(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     (d) Exemptions from Section 16(b) Liability. It is the intent of the Corporation that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 1 6b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).


     8. Performance and Annual Incentive Awards.


     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).



     (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).



          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain". The performance goals for the Plan must be submitted to the Board in writing by the Committee. The performance goals may be altered, adjusted, and modified from time to time. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.



          (ii) Business Criteria. One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share, (2) increase in revenues or margin: (3) increase in cash flow; (4) operating margin; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings: pretax earnings before interest; depreciation and amortization (EBITDA): pretax earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Corporation; (9) working capital; (10) management of fixed costs or variable costs, (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures, (12) total shareholder return; (13) debt reduction: and (14) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparator companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.


          (iii) Performance Period; Timing for Establishing Performance
     Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).



          (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with
     Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.



          (v) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.



     (c) Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as a performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).



          (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.



          (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
     Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code
     Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section B(b)(11) hereof in the given performance year, as specified by the

     Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.


          (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or
     (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code
     Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.



     (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.



     (e) Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m). It is the intent of the Corporation that Performance Awards and Annual Incentive Awards under Sections 8(b) and B(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c),
(d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 182(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.


     9. Change in Control.


     (a) Effect of "Change In Control." In the event of a "Change in Control," the following provisions shall apply unless otherwise provided in the Award agreement:


          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 11 (a) hereof;

          (ii) Any optionee who holds an Option shall be entitled to elect, during the 60 day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Corporation shall be obligated to pay, in cash the excess of the Change in

     Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option;

          (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a) hereof; and

          (iv) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided in the Award agreement relating to such Award.


     (b) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred if:



          (i) any Person (other than the Corporation, any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the stockholders of the Corporation immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Corporation) acquires securities of the Corporation and immediately thereafter is the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities (except that an acquisition of securities directly from the Corporation shall not be deemed an acquisition for purposes of this clause (i));



          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause
     (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 148-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;


          (iii) the consummation of a merger or consolidation of the Corporation with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation in which no premium is intended to be paid to any shareholder participating in the merger or consolidation;

          (iv) the stockholders of the Corporation approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Corporation (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Corporation, in substantially the same proportions as their ownership of the common stock of the Corporation immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

          (v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Corporation or its ownership.

     For purposes of this definition:

          (1) The term "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

          (2) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.


          (3) The term "Person" shall have the meaning ascribed to such term in
     Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.



     (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Corporation, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.


     10. Options Granted Automatically to Non-Employee Directors.


     (a) Annual Option Grants. A Non-Employee Director Annual Option will be automatically granted at the close of business on the last trading day of each July.



     (b) Number of Shares Subject to Automatic Option Grants. Unless otherwise determined by the Board in a resolution adopted on or prior to the date of the annual meeting of the Corporation's shareholders that coincides with or most recently precedes the date of grant of an Option to a Non-Employee Director, the number of shares of Stock to be subject to each Annual Option shall be 15,000 provided that the aggregate fair market value for the options on the date of grant not exceed $75,000. To the extent that the aggregate fair market value exceeds $75,000, the number of annual grant options shall be reduced to such lower number of options having an aggregate fair market value of $75,000, in each case subject to adjustment as provided in Section 11(c).



     (c) Other Non-Employee Director Annual Option Terms. Unless otherwise determined by the Board, other terms of Annual Options shall be as follows:


          (i) The exercise price per share of Stock purchasable upon exercise of a Non-Employee Director Annual Option will be equal to 100% of the Fair Market Value of a share of Stock on the date of grant of the Option.

          (ii) A Non-Employee Director Annual Option will expire at the earlier of (A) 10 years after the date of grant or (B) three months after the date the Participant ceases to serve as a director of the Corporation for any reason.

          (iii) Each Non-Employee Director Annual Option will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant.


     (d) Method of Exercise. A Participant may exercise a Non-Employee Director Annual Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Corporation, specifying the Option to be exercised and the number of shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of Stock already owned by the Participant (except for shares acquired from the Corporation by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and shares.



     (e) Availability of Shares. If an automatic grant of Options authorized under Section 10(a) or (b) cannot be made in full due to the limitation set forth in Section 4(a), such grant shall be made (together with other automatic grants to occur at the same time) to the greatest extent then permitted under
Section 4(a).


     11. General Provisions.


     (a) Compliance with Legal and Other Requirements. The Corporation may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Corporation are listed or quoted, or compliance with any other obligation of the Corporation, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and reasons, listing requirements, or other obligations.


     (b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.



     (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the business unit, or the financial statements of the Corporation or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the, business strategy of the Corporation, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided, that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.



     (d) Taxes. The Corporation and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participants tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Corporation's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for that right which caused the transaction to be ineligible for pooling of interest accounting. In addition, the Board shall also have the authority to modify the Plan, to the extent it deems necessary or desirable in its sole discretion, to minimize the taxes incurred by either the Corporation or any Participant relating to any Award.



     (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Corporation or a subsidiary, (ii) interfering in any way with the right of the Corporation or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Corporation unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.



     (g) Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for certain incentive awards and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation.



     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).



     (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.



     (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.



     (k) Plan Effective Date and Shareholder Approval. The Plan has been adopted by the Board effective August 30, 2001, subject to approval by the shareholders of the Corporation.

                                   APPENDIX B


                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF
                                GLOBALNET, INC.
                                    CHARTER


                            ADOPTED AUGUST 30, 2001



I. PURPOSE


     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.


II. COMPOSITION


     The Audit Committee shall be comprised of two or more directors as determined by the Board, the majority of which shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director will not be considered "independent" if, among other things, he or she has:

     - been employed by the Corporation or its affiliates in the current or past three years;

     - accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation;

     - an immediate family member who is, or has been in the last three years, employed by the Corporation or its affiliates as an executive officer;

     - been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     - been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III. MEETINGS



     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV. 4. below.



IV. RESPONSIBILITIES AND DUTIES


     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

     4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

     5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

     8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

     9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

     11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

     14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

     15. Review management's monitoring of the Corporation's compliance requirements and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     16. Review activities, organizational structure, and qualifications of the internal audit department.

     17. Review, with the organization's counsel, legal compliance matters any legal matter that could have a significant impact on the organization's financial statements.

     18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 FORM OF PROXY

                                GLOBALNET, INC.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                     FOR THE ANNUAL MEETING OF SHAREHOLDERS


                         TO BE HELD ON OCTOBER 29, 2001



     The undersigned shareholder(s) of GlobalNet, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Robert J. Donahue and Colum P. Donahue, each with the full authority to act without the other and with the power to appoint his substitute, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on this proxy card, all the shares of Common Stock of GlobalNet, Inc. held of record by the undersigned on September 4, 2001 at the Annual Meeting of Shareholders, to be held on October 29, 2001 and at any adjournment or adjournments thereof, as indicated, on the matters set forth on the reverse side.



                (Continued and to be signed on the reverse side)

      Please date, sign and mail your proxy card back as soon as possible!

                         ANNUAL MEETING OF SHAREHOLDERS

                                GLOBALNET, INC.

                                OCTOBER 29, 2001

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE


1. Election of Directors        [ ]FOR all nominees listed at right  [ ]WITHHOLD AUTHORITY to vote for all nominees listed at right
NOMINEES:  Robert J. Donahue  Daniel M. Wickersham  Pere Valles  Colum P. Donahue  Carmine F. Adimando
           Richard E. Wilson  Paul Fritz

Instruction: To withhold authority to vote for any individual nominee or nominees, specify the name of such nominee(s):

2 .Adoption of GlobalNet, Inc.  [ ] FOR                             [ ] AGAINST                             [ ] ABSTAIN
  2001 Incentive Plan

3. In their discretion, upon any other matter or matters as may properly come before the meeting or any adjournment or adjournments thereof.


                                             PLEASE COMPLETE, DATE, SIGN AND
                                             RETURN THIS PROXY PROMPTLY.


                                             THIS PROXY, WHEN PROPERLY EXECUTED,
                                             WILL BE VOTED IN ACCORDANCE WITH
                                             THE DIRECTIONS GIVEN BY THE
                                             UNDERSIGNED SHAREHOLDER. IF NO
                                             DIRECTION IS MADE, IT WILL BE VOTED
                                             "FOR" ITEM 1 AND 2 AS DESCRIBED
                                             ABOVE AND IN THE ACCOMPANYING PROXY
                                             STATEMENT, AND AS THE PROXIES DEEM
                                             ADVISABLE ON ANY OTHER MATTERS AS
                                             MAY PROPERLY COME BEFORE THE
                                             MEETING.


                                             -----------------------------------

                                             Signature



Dated: ------------------, 2001              -----------------------------------


                                             Signature

NOTE: This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.